Exhibit 10.1

FINAL EXECUTION COPY

AMENDMENT NO. 3 TO AMENDED AND RESTATED

CREDIT AND GUARANTY AGREEMENT

This AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT (this “Amendment No. 3”) dated as of June 27, 2016, is by and among SPARTON CORPORATION, an Ohio corporation (“Borrower”), the other Loan Parties, the Lenders from time to time a party to the Credit Agreement referred to below, and BMO HARRIS BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Administrative Agent, the Lenders, the Borrower and the other Loan Parties are parties to that certain Amended and Restated Credit and Guaranty Agreement, dated as of September 11, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Loan Parties have requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement as set forth herein, and the Administrative Agent and the Lenders have agreed to the requests on the terms and subject to satisfaction of the conditions contained herein;

WHEREAS, upon the satisfaction of the conditions set forth in Section 2 below, Wintrust Bank (“Exiting Lender”) will exit the Credit Agreement and U.S. Bank National Association and Bank of America, N.A. (together, the “Increasing Lenders”) will increase their Revolver Percentages of the Revolving Credit Commitments such that the Lenders will thereupon have the Revolving Credit Commitments set forth on Annex A to this Amendment No. 3; and

WHEREAS, this Amendment No. 3 shall constitute a Loan Document, these Recitals shall be construed as part of this Amendment No. 3 and capitalized terms used but not otherwise defined in this Amendment No. 3 shall have the meanings ascribed to them in the Credit Agreement.

NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment No. 3, the parties, intending to be bound, hereby agree as follows:

SECTION 1. Amendments. The Credit Agreement is hereby amended as follows:

(a) Section 1.7 (Swing Loans). Section 1.7 is hereby amended by adding a new subsection (f) to such Section as follows:

“(f) Sweep to Loan Arrangement. So long as a Sweep to Loan Arrangement is in effect, and subject to the terms and conditions thereof, Swing Loans may be advanced and prepaid hereunder notwithstanding any notice, minimum amount, or funding and payment location requirements hereunder for any advance of Swing Loans or for any prepayment of any Swing Loans. All Swing Loans advanced or prepaid pursuant to such

Sweep to Loan Arrangement and, so long as a Sweep to Loan Arrangement is in effect, all Swing Loans (whether or not advanced pursuant to the Sweep to Loan Arrangement) shall bear interest according to clause (i) of Section 1.7(b). The alternative Swing Line Lender’s Quoted Rate referred to in clause (ii) of Section 1.7(b) shall not be available while the Sweep to Loan Arrangement is in effect. The making of any such Swing Loans shall otherwise be subject to the other terms and conditions of this Agreement. The Swing Line Lender shall have the right in its sole discretion to suspend or terminate the making and/or prepayment of Swing Loans pursuant to such Sweep to Loan Arrangement with notice to the Sweep Depositary and the Borrower Representative (which may be provided on a same-day basis), whether or not any Default or Event of Default exists. The Swing Line Lender shall not be liable to the Borrowers or any other Person for any losses directly or indirectly resulting from events beyond the Swing Line Lender’s reasonable control, including without limitation any interruption of communications or data processing services or legal restriction or for any special, indirect, consequential or punitive damages in connection with any Sweep to Loan Arrangement.”

(b) Section 1.18 (Incremental Commitment Increases). Section 1.18(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 1.18. Incremental Commitment Increases. (a) Borrower Representative may, by written notice to the Administrative Agent (whereupon the Administrative Agent shall promptly deliver a copy to each of the Lenders), request at any time after the September 2017 Compliance Date and prior to the Revolving Credit Termination Date, one or more increases in the Revolving Credit Commitments (each such increase, an “Incremental Commitment Increase”), provided that: (A) at the time of each such request and upon the Incremental Facility Closing Date, (1) each of the conditions set forth in Section 7.1 shall be satisfied (it being understood that all references to “Credit Event” in Section 7.1 shall be deemed to also refer to a request for and effectiveness of an Incremental Commitment Increase), (2) the Loan Parties shall be in compliance with the covenants contained in Section 8.23, calculated on a Pro Forma Basis and (3) the Borrowers shall have delivered a certificate of the chief financial officer (or other officer acceptable to Administrative Agent) to the effect set forth in clauses (1) and (2), together with reasonably detailed calculations demonstrating compliance with clause (2) above; (B) each Incremental Commitment Increase shall be in an integral multiple of $20,000,000, provided that such amount may be less than $20,000,000 if such amount represents all the remaining availability under the Incremental Commitment Increases permitted by clause (C) below; and (C) the aggregate principal amount of all Incremental Commitment Increases after the date of Amendment No. 3 shall not exceed $50,000,000.”

(c) Section 5.1 (Definitions). Section 5.1 of the Credit Agreement is hereby amended by amending and restating the following definitions as follows:

“Applicable Margin” means, with respect to Loans, Reimbursement Obligations, and the commitment fees and letter of credit fees payable under Section 2.1 hereof, until the Pricing Date with respect to the last day of fiscal quarter June 2016, the rates per annum shown opposite Level VII below, and thereafter from one Pricing Date to the next the Applicable Margin means the rates per annum determined in accordance with the following schedule:

LEVEL	TOTAL FUNDED DEBT/EBITDA RATIO FOR SUCH PRICING DATE	APPLICABLE MARGIN FOR BASE RATE LOANS UNDER REVOLVING CREDIT AND REIMBURSEMENT OBLIGATIONS SHALL BE:	APPLICABLE MARGIN FOR EUROCURRENCY LOANS UNDER REVOLVING CREDIT AND LETTER OF CREDIT FEE SHALL BE:	APPLICABLE MARGIN FOR COMMITMENT FEE SHALL BE:
VII	Greater than or equal to 3.50 to 1.00	2.00%	3.00%	.50%
VI	Less than 3.50 to 1.00, but greater than or equal to 3.00 to 1.00	1.50%	2.50%	.50%
V	Less than 3.00 to 1.00, but greater than or equal to 2.50 to 1.00	1.00%	2.00%	.45%
IV	Less than 2.50 to 1.00, but greater than or equal to 2.00 to 1.00	.75%	1.75%	.35%
III	Less than 2.00 to 1.00, but greater than or equal to 1.50 to 1.00	.50%	1.50%	.30%
II	Less than 1.50 to 1.00, but greater than or equal to 1.00 to 1.00	.25%	1.25%	.25%
I	Less than 1.00 to 1.00	.00%	1.00%	.20%

For purposes hereof, the term “Pricing Date” means, for any measurement period of the Borrowers ending on or after the last day of fiscal quarter June 2016, the date on which the Administrative Agent is in receipt of the Borrowers’ most recent financial statements (and, in the case of the year-end financial statements, audit report) for the fiscal quarter then ended, pursuant to Section 8.5 hereof. The Applicable Margin shall be established based on the Total Funded Debt/EBITDA Ratio for the most recently completed fiscal quarter and the Applicable Margin established on a Pricing Date shall remain in effect until the next Pricing Date. If the Borrowers have not delivered their financial statements by the date such financial statements (and, in the case of the year-end financial statements, audit report) are required to be delivered under Section 8.5 hereof, until such financial statements and audit report are delivered, the Applicable Margin shall be the highest Applicable Margin (i.e., Level VII shall apply). If the Borrowers subsequently deliver such financial statements before the next Pricing Date, the

Applicable Margin established by such late delivered financial statements shall take effect from the date of delivery until the next Pricing Date. In all other circumstances, the Applicable Margin established by such financial statements shall be in effect from the Pricing Date that occurs immediately after the end of the fiscal quarter covered by such financial statements until the next Pricing Date. Each determination of the Applicable Margin made by the Administrative Agent in accordance with the foregoing shall be conclusive and binding on the Borrowers and the Lenders if reasonably determined.

“Permitted Acquisition” means any Acquisition occurring after the June 2017 Compliance Date with respect to which all of the following conditions shall have been satisfied:

(a) the Acquired Business is in an Eligible Line of Business;

(b) the Acquisition shall not be a Hostile Acquisition;

(c) the Borrower Representative shall have notified the Administrative Agent not less than five (5) Business Days (or such lesser period as is acceptable to Administrative Agent in its sole discretion) prior to any such Acquisition, and have furnished to the Administrative Agent at such time (i) reasonable details as to such Acquisition (including sources and uses of funds therefor), (ii) financial statements of the Acquired Business, if available, or other financial information for the Acquired Business as is reasonably acceptable to Administrative Agent and (iii) for any Acquisition with Total Consideration of $40,000,000 or more, the financial statements of the Acquired Business shall have been audited by a nationally recognized accounting firm, or financial information substantiated by a quality of earnings/due diligence report provided by a third party of national standing delivered to the Administrative Agent;

(d) if the Acquisition is structured as a merger involving any Borrower or any Loan Party (other than a Borrower), such Borrower or Loan Party, as applicable, is the surviving Person;

(e) if a new Subsidiary is formed or acquired as a result of or in connection with the Acquisition, the Borrowers shall have complied with the requirements of Section 4 hereof in connection therewith to the extent required by such Section;

(f) after giving effect to the Acquisition and any Credit Event in connection therewith, no Default or Event of Default shall exist;

(g) demonstration to the satisfaction of the Administrative Agent of compliance with all financial covenants contained in Section 8.23 hereof, calculated on a Pro Forma Basis, after giving effect to the Acquisition;

(h) with respect to any Acquisition occurring between the June 2017 Compliance Date and the September 2017 Compliance Date, (i) the Total Consideration for all such Acquisitions shall not exceed $15,000,000, and (ii) the Total Funded Debt/EBITDA Ratio calculated on a Pro Forma Basis shall not exceed 2.75 to 1.00;

(i) with respect to any Acquisition occurring after the September 2017 Compliance Date, the Total Consideration for any Acquired Business involving the purchase of a business or entity (i) inside the United States or Canada, shall not exceed for any one such Acquisition, 1.00 x LTM EBITDA (determined without giving effect to such Acquisition) or (ii) outside the United States or Canada, shall not exceed (x) for any one such Acquisition, 0.50 x LTM EBITDA (determined without giving effect to such Acquisition) or (y) for all such Acquisitions, 1.50 x LTM EBITDA (determined without giving effect to such Acquisitions); provided that, in the event an Acquisition involves both the purchase of a business or entity inside the United States or Canada and the purchase of a business or entity outside those countries, the Total Consideration shall be allocated between such acquired businesses or entities by a Borrower Representative based on the relative fair market value of the assets or equity interests acquired, which allocation shall be reasonably acceptable to the Administrative Agent, and such allocated amounts shall be applied against the foregoing limits, as applicable;

(j) after giving effect to the Acquisition and any Credit Event in connection therewith, there shall not be less than $25,000,000 of Excess Availability; and

(k) Borrower Representative shall certify the satisfaction of the foregoing conditions on or prior to the date such Acquisition is consummated.

“Revolving Credit Commitment” means, as to any Lender, the obligation of such Lender to make Revolving Loans and to participate in Swing Loans and Letters of Credit issued for the account of the Borrowers hereunder in an aggregate principal or face amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 1 attached hereto and made a part hereof, as the same may be reduced or modified at any time or from time to time pursuant to the terms hereof. The Borrowers and the Lenders acknowledge and agree that the Revolving Credit Commitments of the Lenders aggregate $175,000,000 on the date of Amendment No. 3.

(d) Section 5.1 (Definitions). Section 5.1 of the Credit Agreement is hereby amended by adding the following new definitions to such Section in their alphabetically correct order:

“Amendment No. 3” means Amendment No. 3 to Amended and Restated Credit and Guaranty Agreement dated as of June 27, 2016, among Borrowers, the other Loan Parties, Administrative Agent and the Lenders.

“June 2017 Compliance Date” means the date that Parent has provided its Compliance Certificate with respect to the measurement period ending on the last day of fiscal quarter June 2017 demonstrating compliance with its financial covenants set forth in Section 8.23 for such measurement period.

“September 2017 Compliance Date” means the date that Parent has provided its Compliance Certificate with respect to the measurement period ending on the last day of fiscal quarter September 2017 demonstrating compliance with its financial covenants set forth in Section 8.23 for such measurement period.

“Sweep Depositary” shall have the meaning set forth in the definition of “Sweep to Loan Arrangement”.

“Sweep to Loan Arrangement” means a cash management arrangement established by the Borrowers with the Swing Line Lender or an Affiliate of the Swing Line Lender, as depositary (in such capacity, the “Sweep Depositary”), pursuant to which the Swing Line Lender is authorized (a) to make advances of Swing Loans hereunder, the proceeds of which are deposited by the Swing Lender into a designated account of the Borrowers maintained at the Sweep Depositary, and (b) to accept as prepayments of the Swing Loans hereunder proceeds of excess targeted balances held in such designated account at the Sweep Depositary, which cash management arrangement is subject to such agreement(s) and on such terms acceptable to the Sweep Depositary and the Swing Line Lender.

(e) Section 8.12 (Dividends and Certain Other Restricted Payments). Section 8.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 8.12 Dividends and Certain Other Restricted Payments. No Loan Party shall, nor shall any Loan Party permit any Subsidiary to, (a) declare or pay any dividends on or make any other distributions in respect of any class or series of its capital stock or other equity interests (other than dividends or distributions payable solely in its capital stock or other equity interests), or (b) directly or indirectly purchase, redeem, or otherwise acquire or retire any of its capital stock or other equity interests or any warrants, options, or similar instruments to acquire the same (the dividends, distributions, purchases, redemptions and other payments restricted by this Section 8.12, collectively, “Restricted Payments”); provided that, that the foregoing shall not operate to prevent (i) the making of dividends or distributions by any Subsidiary to any Loan Party or by any Subsidiary that is not a Loan Party to any other Subsidiary that is not a Loan Party, (ii) payments made in accordance with Borrower’s existing stock option plans and other equity compensation plans for employees in the aggregate amount of up to $500,000 during any fiscal year, or (iii) after the September 2017 Compliance Date, (x) the purchase of Parent’s common stock, for an amount not to exceed $5,000,000 in the aggregate during any fiscal year or (y) the making of dividends as approved by the Parent’s Board of Directors in the aggregate amount of up to $2,000,000 during any fiscal year, so long as (in the case of each of clause (ii) and (iii)) (A) no Default or Event of Default exists or would be caused by such Restricted Payment and (B) the Loan Parties are in compliance with the financial covenants set forth in Section 8.23 calculated on a Pro Forma Basis after giving effect to such Restricted Payment.”

(f) Section 8.17 (No Changes in Fiscal Year). Section 8.17 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“No Changes in Fiscal Year. The fiscal year of the Loan Parties and their respective Subsidiaries is based on a 52-53 week fiscal year ending on the Sunday which is nearest to the last day of June in each year; and no Loan Party shall, nor shall any Loan Party permit any Subsidiary to, change its fiscal year from its present basis.”

(g) Section 8.23(a) (Financial Covenants- Total Funded Debt/EBITDA Ratio). Section 8.23(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) Total Funded Debt/EBITDA Ratio. As of the last day of the following fiscal quarters of the Parent, the Loan Parties shall not permit the Total Funded Debt/EBITDA Ratio to be greater than: (i) June 2016, 4.00 to 1.00; (ii) September 2016, 3.75 to 1.00; (iii) December 2016, 3.50 to 1.00; (iv) March 2017, 3.50 to 1.00; (v) June 2017, 3.25 to 1.00; (vi) September 2017 and each fiscal quarter thereafter, 3.00 to 1.00.”

(h) Schedule I (Commitments). Schedule I of the Credit Agreement is hereby amended and restated in its entirety, to read as set forth on Annex A attached hereto.

SECTION 2. Conditions of Effectiveness. This Amendment No. 3 shall become effective as of the date hereof, but only upon receipt by the Administrative Agent of the following:

(a) one or more counterparts of this Amendment No. 3 executed by the Loan Parties, Swing Line Lender, L/C Issuer, the Administrative Agent and the Required Lenders;

(b) one replacement Note for each Lender requesting a Note, executed by the Borrowers; and

(c) receipt of a Secretary’s Certificate from each Loan Party, attaching and certifying (i) such Loan Party’s articles of incorporation and bylaws (or comparable organizational documents), as amended, or certifying no change since last delivered to the Administrative Agent and (ii) resolutions of each Loan Party’s Board of Directors (or similar governing body) authorizing the execution, delivery and performance of the Loan Documents to which it is a party and the consummation of the transactions contemplated thereby, together with specimen signatures of the persons authorized to execute such documents on each Loan Party’s behalf;

(d) Borrowers shall have paid the fees set forth in the fee letter dated of even date herewith among Borrower Representative, the Administrative Agent and the other parties named therein to the Administrative Agent for its own account or for the account of the Lenders as set forth therein; provided that the upfront fees provided therein shall be paid on the allocated Revolving Credit Commitments set forth on Annex A to this Amendment No. 3 (and Exiting Lender shall not receive an upfront fee); and

(e) receipt of any other deliveries set forth on the closing document checklist delivered to the Borrower Representative prior to the date of this Amendment No. 3.

SECTION 3. Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent and the Lenders that:

(a) (i) such Loan Party has all necessary power and authority to execute and deliver this Amendment No. 3 and to perform its obligations hereunder, (ii) this Amendment No. 3 has been duly authorized by all requisite corporate or limited liability company action, as applicable, and constitutes the legal, valid and binding obligations of such Loan Party and is enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by applicable solvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ rights generally and applicable equitable principles (whether considered in a proceeding at law or in equity), and (iii) neither the execution, delivery or performance by such Loan Party of this Amendment No. 3 (A) violates any material provision of any law or regulation applicable to such Loan Party, or any other decree of any governmental body, (B) conflicts with or results in the breach or termination of, constitutes a default under or accelerates any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Loan Party or Subsidiary is a party or by which such Person or any of its property is bound, (C) results in the creation or imposition of any Lien (other than Liens permitted pursuant to Section 8.8 of the Credit Agreement) upon any Property of such Loan Party, (D) violates or conflicts with the articles of incorporation (or articles of formation), bylaws (or operating agreement), or other organizational documents, as applicable, of such Loan Party, or (E) requires the consent, approval or authorization of, or declaration or filing with, any other Person, except for those already duly obtained;

(b) No Default or Event of Default shall have occurred or be continuing as of the date hereof; and

(c) As of the date hereof, and after giving effect to this Amendment No. 3 and the transactions contemplated hereby, the representations and warranties of the Loan Parties contained in the Credit Agreement and other Loan Documents are true and correct on and as of the date hereof to the same extent as though made on and as of such date except to the extent such representations and warranties specifically relate to an earlier date, in which case each such representation or warranty shall have been true and correct on and as of such earlier date.

SECTION 4. Reference to, and Effect on, Loan Documents.

(a) Fees and Expenses. The Borrower agrees to pay, on demand, in accordance with Section 13.15 of the Credit Agreement, all costs and expenses of, or incurred by, the Administrative Agent, including but not limited to reasonable attorneys’ fees and costs in connection with the preparation, execution and delivery of this Amendment No. 3.

(b) Ratification of Loan Documents. Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect. Notwithstanding anything contained herein, the terms of this Amendment No. 3 are not intended to and do not effect a novation of the Credit Agreement or any other Loan Document. Each of the Loan Parties hereby ratifies and reaffirms each of the terms and conditions of the Loan Documents to which it is a party and all of its obligations thereunder.

(c) No Waiver. The execution, delivery and effectiveness of this Amendment No. 3 shall not operate as a waiver of any Default or Event of Default whether now existing or hereafter arising or of any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement, under any of the other Loan Documents or under applicable law.

(d) References. Upon the effectiveness of this Amendment No. 3, each reference in (i) the Credit Agreement to “this Agreement,” “this Credit Agreement,” “hereunder,” “hereof” or words of similar import and (ii) any other Loan Document to “the Credit Agreement” or words of similar import shall, in each case and except as otherwise specifically stated therein, mean and be a reference to the Credit Agreement as amended hereby. Upon the effectiveness of this Amendment No. 3, each reference to the Loan Documents in the Credit Agreement shall include this Amendment No. 3.

SECTION 5. Miscellaneous.

(a) Successors and Assigns. This Amendment No. 3 shall be binding on the Loan Parties and shall inure to the benefit of the Administrative Agent and the Lenders and their respective successors and assigns.

(b) Entire Agreement. This Amendment No. 3 constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

(c) Headings. Section headings in this Amendment No. 3 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 3 for any other purpose.

(d) Severability. Wherever possible, each provision of this Amendment No. 3 shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment No. 3 shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment No. 3.

(e) Counterparts. This Amendment No. 3 may be executed in any number of separate original counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original, but all of such counterparts shall together constitute one agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 3 by facsimile, “pdf” or other form of electronic delivery shall be effective as delivery of a manually executed counterpart of this Amendment No. 3.

SECTION 6. Exiting Lender; Pro Rata Shares. Upon the satisfaction of the conditions set forth in Section 2 of this Amendment, (i) the Loan Parties and Exiting Lender each acknowledges and agrees that Exiting Lender will no longer be a Lender under or a party to the Credit Agreement, (ii) Exiting Lender shall not have any obligation to make any Revolving Loans or to acquire any participations in L/C Obligations or Swing Loans, (iii) the Exiting Lender, the Increasing Lenders and Borrowers shall coordinate with the Administrative Agent to repay the outstanding Revolving Loans of the Exiting Lender with the proceeds of Revolving Loans from the Increasing Lenders such that, after giving effect thereto, all of the Revolving Loans of the Exiting Lender will be repaid in full and the Increasing Lenders will hold their Revolver Percentage (determined in accordance with the Revolving Credit Commitments set forth on Annex A hereto) of all outstanding Revolving Loans, (iv) interest payable pursuant to Section 1.4, commitment fees payable pursuant to Sections 2.1(a) and letter of credit fees payable pursuant to Section 2.1(c) of the Credit Agreement accrued to the date of Amendment No. 3 with respect to the Revolving Credit Commitment of the Exiting Lender are for the account of the Exiting Lender and will be paid to the Exiting Lender at the times specified in the Credit Agreement, (v) the upfront fees payable in connection with this Amendment No. 3 shall be paid for the account of the Lenders based upon the Revolving Credit Commitments set forth on Annex A to this Amendment No. 3 (and the Exiting Lender shall not receive any of the upfront fees), (vi) the Exiting Lender and Increasing Lenders each agrees that if it receives any amount under the Credit Agreement which is for the account of another party, it shall receive the same for the account of such other party to the extent of such other party’s interest therein and shall promptly pay the same to such other party, and (vii) the Exiting Lender shall not be entitled to receive any loss, cost or expense referred to in Section 1.12 (if any) with respect to the repayment of Revolving Loans required pursuant to the preceding clause (iii).

(Signature Pages Follow)

(Signature Page to Amendment No. 3 to Amended and Restated

Credit and Guaranty Agreement)

IN WITNESS WHEREOF, intending to be legally bound, the parties hereto have duly executed this Amendment No. 3 to Amended and Restated Credit and Guaranty Agreement as of the date first above written.

BORROWER:	SPARTON CORPORATION, an Ohio corporation

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Senior Vice President and Chief Financial Officer

(Signature Page to Amendment No. 3 to Amended and Restated

Credit and Guaranty Agreement)

GUARANTORS:	SPARTRONICS, INC., a Michigan corporation

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President, Secretary and Treasurer

SPARTON TECHNOLOGY, INC., a New Mexico corporation

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President, Secretary and Treasurer

SPARTON DELEON SPRINGS, LLC, a Florida limited liability company

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President and Secretary

SPARTON MEDICAL SYSTEMS, INC., a Michigan corporation

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President, Secretary and Treasurer

(Signature Page to Amendment No. 3 to Amended and Restated

Credit and Guaranty Agreement)

GUARANTORS:	SPARTON MEDICAL SYSTEMS COLORADO, LLC, a Colorado limited liability company

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President and Secretary

SPARTON BP MEDICAL DENVER, LLC, a Delaware limited liability company

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President and Secretary

SPARTON ONYX HOLDINGS, LLC, a Delaware limited liability company

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President and Secretary

SPARTON ONYX, LLC, a South Dakota limited liability company

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President and Secretary

(Signature Page to Amendment No. 3 to Amended and Restated

Credit and Guaranty Agreement)

GUARANTORS:	RESONANT POWER TECHNOLOGY, INC., a Wisconsin corporation

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President and Secretary

SPARTON AUBREY GROUP, INC., a California corporation

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President and Secretary

SPARTON BROOKSVILLE, LLC, a Delaware limited liability company

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President and Secretary

SPARTON AYDIN, LLC, a Delaware limited liability company

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President and Secretary

(Signature Page to Amendment No. 3 to Amended and Restated

Credit and Guaranty Agreement)

GUARANTORS:	SPARTON BECKWOOD, LLC, a Delaware limited liability company

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President and Secretary

BECKWOOD SERVICES, INC., a New Hampshire corporation

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President, Secretary and Treasurer

SPARTON eMT, LLC, a Delaware limited liability company

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President and Secretary

SPARTON IRVINE, LLC, a California limited liability company

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President and Secretary

(Signature Page to Amendment No. 3 to Amended and Restated

Credit and Guaranty Agreement)

GUARANTORS:	SPARTON IED, LLC, a Delaware limited liability company

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President and Secretary

SPARTON DESIGN SERVICES, LLC, a Delaware limited liability company

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President and Secretary

REAL TIME ENTERPRISES, INC., a New York corporation

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President, Secretary and Treasurer

HUNTER TECHNOLOGY CORPORATION, a California corporation

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President, Secretary and Treasurer

HTC-EIAC, INC., a California corporation

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President, Secretary and Treasurer

(Signature Page to Amendment No. 3 to Amended and Restated

Credit and Guaranty Agreement)

ADMINISTRATIVE AGENT:	BMO HARRIS BANK N.A., as Administrative Agent

	By:	/s/ Carl Skoog
Carl Skoog
Senior Vice President

(Signature Page to Amendment No. 3 to Amended and Restated

Credit and Guaranty Agreement)

LENDER, SWING LINE LENDER AND L/C ISSUER:	BMO HARRIS BANK N.A.

	By:	/s/ Carl Skoog
Carl Skoog
Senior Vice President

(Signature Page to Amendment No. 3 to Amended and Restated

Credit and Guaranty Agreement)

LENDER:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Victoria D. Ehle
	Name:	Victoria D. Ehle
	Title:	Vice President

(Signature Page to Amendment No. 3 to Amended and Restated

Credit and Guaranty Agreement)

LENDER:	BANK OF AMERICA, N.A.

	By:	/s/ Jason E. Guerra
	Name:	Jason E. Guerra
	Title:	Senior Vice President

(Signature Page to Amendment No. 3 to Amended and Restated

Credit and Guaranty Agreement)

LENDER:	SUNTRUST BANK

	By:	/s/ Lisa Garling
	Name:	Lisa Garling
	Title:	Director

(Signature Page to Amendment No. 3 to Amended and Restated

Credit and Guaranty Agreement)

LENDER:	FIFTH THIRD BANK

	By:	/s/ Jeffrey N. Bobis
	Name:	Jeffrey N. Bobis
	Title:	Vice President

(Signature Page to Amendment No. 3 to Amended and Restated

Credit and Guaranty Agreement)

LENDER:	ASSOCIATED BANK, N.A.

	By:	/s/ Keith M. Butala
	Name:	Keith M. Butala
	Title:	Assistant Vice President

(Signature Page to Amendment No. 3 to Amended and Restated

Credit and Guaranty Agreement)

LENDER:	KEYBANK NATIONAL ASSOCIATION

	By:	/s/ Brian P. Fox
Brian P. Fox
Vice President

(Signature Page to Amendment No. 3 to Amended and Restated

Credit and Guaranty Agreement)

LENDER:	WINTRUST BANK

	By:	/s/ Timothy S. Irwin
	Name:	Timothy S. Irwin
	Title:	Senior Vice President

(Signature Page to Amendment No. 3 to Amended and Restated

Credit and Guaranty Agreement)

ANNEX A

to Amendment No. 3 to Amended and Restated

Credit and Guaranty Agreement

SCHEDULE I

COMMITMENTS

NAME OF LENDER	REVOLVING CREDIT COMMITMENT
BMO Harris Bank, N.A.	$37,147,727.27
U.S. Bank National Association	$32,045,454.55
Bank of America, N.A.	$30,000,000.00
SunTrust Bank	$26,647,727.27
Fifth Third Bank	$17,500,000.00
Associated Bank, N.A.	$15,909,090.91
Keybank National Association	$15,750,000.00
Total	$175,000,000.00